Exhibit 99.1
EMPLOYMENT AGREEMENT
     This Agreement is effective as of the 27th day of November 2007, (“Agreement”) and is made by and between PREMIER EXHIBITIONS, INC., a Florida corporation (“Company”), and Kelli Kellar (“Executive’’).
WITNESSETH:
     WHEREAS, the Company desires to employ Executive in accordance with the terms and conditions contained in this Agreement and wishes to ensure the availability of the Executive’s services to the Company;
     WHEREAS, the Executive desires to accept such employment and render her services in accordance with the terms and conditions contained in this Agreement;
     WHEREAS, the Executive and the Company desire to enter into this Agreement, which will fully recognize the contributions of the Executive and assure harmonious management of the Company’s affairs.
     NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:
     1. Term of Employment
          (a) Offer/Acceptance/Effective Date. The Company hereby offers employment to the Executive, and the Executive hereby accepts employment subject to the terms and conditions set forth in this Agreement.
          (b) Term. The term of this Agreement shall commence as of the date referenced above (“Effective Date”) and shall remain in effect for a period of three (3) years thereafter (“Term”).
     2. Duties.
          a. General Duties. Subject to election by the Company’s Board of Directors, the Executive shall serve as the Company’s Chief Accounting Officer.
          b. Best Efforts. The Executive covenants to use her best efforts to perform her duties and discharge her responsibilities pursuant to this Agreement in a competent, diligent, and faithful manner.
          c. Location of Employment: The Executive shall work at the Company’s headquarters located at 3340 Peachtree Road, NE, Suite 2250, Atlanta, GA 30326. In the event that the Company moves its headquarters to a different metropolitan area and requires Executive to relocate to such headquarters, such relocation without the Executive’s consent may be deemed termination without Cause in the Executive’s sole and unfettered discretion.

     3. Compensation and Expenses.
          (a) Signing Bonus. In consideration of Executive signing this Agreement in a timely manner, Company will pay Executive a signing bonus of Thirty Three Thousand and Three Hundred Dollars ($33,300) upon execution of this Agreement.
          (b) Base Salary. For the services of the Executive to be rendered by her under this Agreement, the Company will pay the Executive an annual base salary of One Hundred and Fifty Thousand Dollars($150,000) (the “Base Salary”) which shall be subject to 4% minimum annual increases.
                    The Company shall pay the Executive her Base Salary in equal installments no less than semi-monthly.
          (c) Performance Bonus. Subject to the approval by the Compensation Committee of the Company’s Board of Directors, Executive shall be entitled to receive quarterly, semi-annual or annual bonuses of up to thirty percent (30%) of Base Salary based on Executive’s performance .
          (e) Expenses. In addition to any compensation received pursuant to this Section 3, the Company shall reimburse the Executive for all reasonable, ordinary and necessary travel, entertainment and other expenses incurred in connection with the performance of her duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company’s policies and practices.
          (f) Stock Options. Subject to the approval by the Compensation Committee of the Company’s Board of Directors, on the Effective Date or as soon as administratively practicable thereafter, the Company shall grant the Executive a stock option to purchase 10,000 shares of the common stock of the Company (the “Option”). The Option shall vest, subject to the Executive’s continued employment with the Company through the applicable vesting date, as follows: one-third on the first anniversary of the date of grant (each annual anniversary of a date of grant, an “Anniversary Date”); one-third on the second Anniversary Date; and one-third on the third Anniversary Date. The per-share exercise price for the Option shall be equal to the closing bid price of such shares on the date of grant. The Option shall have a term of ten (10) years from the date of grant. The Option shall re represented by a stock option agreement, the terms of which shall be consistent with this subsection, and shall contain such other terms as are consistent with the Company’s award of stock options.
          (g) Restricted Stock. Subject to the approval by the Compensation Committee of the Company’s Board of Directors, on the Effective Date or as soon as administratively practicable thereafter, the Company shall grant the Executive 20,000 shares of the common stock of the Company, which shares shall be restricted (the “Restricted Stock”). The Restricted Stock shall vest, subject to the Executive’s continued employment with the Company through the applicable vesting date, as follows: one-third on the first Anniversary Date; one-third on the second Anniversary Date; and one-third on the third Anniversary Date. The Restricted Stock shall be represented by a restricted stock agreement, the terms of which shall be consistent with this subsection, and shall contain such other terms as are consistent with the Company’s award of restricted stock. The Restricted Stock issued to Executive under this section shall be in addition to the 5,000 shares of restricted Company stock which were previously awarded to Executive.

     4. Benefits.
          (a) Personal Days. For each calendar year during the Term, the Executive shall be entitled to six paid (6) personal days.
          (a) Vacation. For each calendar year during the Term, the Executive shall be entitled to three (3) weeks of vacation (which shall accrue and vest, except as may be hereinafter provided to the contrary, on each January lst thereof) without loss of compensation or other benefits to which she is entitled under this Agreement. Notwithstanding the foregoing, the Executive acknowledges and agrees that to the extent reasonably necessary she will be responsible for performing her duties and responsibilities as Chief Accounting Officer during any such vacation.
                    The Executive shall take her vacation at such times as the Executive may select and as the affairs of the Company or any of its subsidiaries or affiliates may permit.
          (b) Employer Benefit Programs. In addition to the compensation to which the Executive is entitled pursuant to the provisions of Section 3 above, during the Term the Executive will be entitled to participate in any stock option plan, stock purchase plan, pension or retirement plan, and insurance or other employee benefit plan that is maintained at that time by the Company for its employees, including programs of life, disability, basic medical and dental, and supplemental medical and dental insurance.
          (c) Health Insurance. The Company shall pay the annual premium for health insurance for the Executive and her family through the term of this agreement. The Executive shall have the option, in her discretion, to choose the health insurance plan provided to the Company’s employees, or to choose a different health insurance plan.
     5. Termination.
          (a) Termination for Cause. The Company may terminate the Executive’s employment pursuant to this Agreement for cause upon the occurrence of any of the following events:
(i) the Executive is convicted of a crime involving moral turpitude, dishonesty, fraud, or any other crime relating to the Company; or
(ii) the Executive engages in conduct that constitutes gross neglect or willful gross misconduct in carrying out her duties under this Employment Agreement, resulting, in either case, in material economic harm to the Company (which such conduct must be proven by the Company based on substantial, verifiable evidence or admitted to in writing by the Executive); or
(iii) the Executive fails to perform any material obligation set forth in this Agreement and such failure is not cured by the Executive within thirty days after written notice to Executive by Company.
      Upon any termination for cause, the Executive shall have no right to compensation, bonus, severance, or other reimbursement pursuant to this Agreement or otherwise, except that Executive shall be entitled to all compensation and benefits that have accrued as of the date of termination.

          (b) Death or Disability. This Agreement and the Company’s obligations hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(b), “disability” shall mean that for a period of six (6) months in any twelve-month period, the Executive is incapable of substantially fulfilling the duties set forth in this Agreement because of physical, mental or emotional incapacity resulting from injury, sickness or disease as determined by an independent physician mutually acceptable to the Company and the Executive. Upon any termination of this Agreement due to death or disability, the Company will pay the Executive or her legal representative, as the case may be, her Base Salary (which may include any accrued but unused vacation time) at such time pursuant to Section 3(a) through the date of such termination of employment (or, if terminated as a result of a disability, until the date upon which the disability policy maintained pursuant to Section 4 (b) (ii) begins payment of benefits) plus any other compensation that may be due and unpaid.
          (c) Voluntary Termination. Prior to any other termination of this Agreement, the Executive may, on thirty (30) day’s prior written notice to the Company given at any time, terminate her employment with the Company. Upon any such termination, the Company shall pay the Executive her Base Salary at such time pursuant to Section 3(a) through the date of such termination of employment (which shall include any vested and accrued but unused vacation time).
          (d) Termination without Cause. If the Company terminates the Executive’s employment for any reason other than “Cause” as defined in Section 5(a) above, Executive shall be entitled to a lump-sum payment equal to one year of the Executive’s Base Salary. Such payment shall be made on the date that is six months following the date of the termination or as soon as administratively practicable thereafter. In addition, the Option and the Restricted Stock detailed in Sections 3(f) and 3(g) above shall continue to vest and accrue in accordance with the schedules provided for in Sections 3(f) and 3(g) above, respectively, and the requirements thereunder of continued employment through the dates of vesting shall be waived.
     6. Restrictive Covenants.
          (a) Competition with the Company. The Executive covenants and agrees that, during the Term of this Agreement, the Executive will not, without the prior written consent of the Company, directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee or in any other capacity as principal or agent), compete with the Company. Notwithstanding this restriction, Executive shall be entitled to invest in stock of other competing public companies so long as her ownership is less than 5% of such company’s outstanding shares.
          (b) Disclosure of Confidential Information. The Executive acknowledges that during her employment he will gain and have access to confidential information regarding the Company and its subsidiaries and affiliates. The Executive acknowledges that such confidential information as acquired and used by the Company or any of its subsidiaries or affiliates constitutes a special, valuable and unique asset in which the Company or any of its subsidiaries or affiliates, as the case may be, holds a legitimate business interest. All records, files, materials and confidential information (the “Confidential Information”) obtained by the Executive in the course of her employment with the Company shall be deemed confidential and proprietary and shall remain the exclusive property of the Company or any of its subsidiaries or affiliates, as the case may be. The Executive will not, except in connection with and as required by her performance of her duties under this Agreement, for any reason use for her own benefit or the benefit of any person or entity with which he may be associated, disclose any Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior consent of the Board of Directors of the Company, unless such information previously shall have become public knowledge through no action by or omission of the Executive.
          (c) Subversion, Disruption or Interference. At no time during the term of this Agreement shall the Executive, directly or indirectly, interfere, induce, influence, combine or conspire with, or attempt to induce, influence, combine or conspire with, any of the employees of, or consultants to, the Company to terminate their relationship with or compete with or ally against the Company or any of its subsidiaries or affiliates in the business in which the Company or any of its subsidiaries or affiliates is then engaged in.
          (d) Enforcement of Restrictions. The parties hereby agree that any violation by Executive of the covenants contained in this Section 6 will likely cause irreparable damage to the Company or its subsidiaries and affiliates and may, as a matter of course, be restrained by process issued out of a court of competent jurisdiction, in addition to any other remedies provided by law.
     7. Assignability. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the Company. The Executive may assign her rights to compensation under this Agreement to a corporation, partnership, or trust controlled by the Executive.
     8. Indemnification. The Company and the Executive acknowledge that the Executive’s services as an officer of the Company exposes the Executive to risks of personal liability arising from, and pertaining to, the Executive’s participation in the management of the Company. The Company shall defend, indemnify and hold harmless the Executive from any actual cost, loss, damages, attorneys’ fees, or liability suffered or incurred by the Executive arising out of, or connected to, the Executive’s services as an officer of the Company or any of its current, former, or future subsidiaries to the fullest extent allowed by law. The Company will not have any obligation to the Executive under this section for any loss suffered if the Executive voluntarily pays, settles, compromises, confesses judgment for, or admits liability with respect to without the approval of the Company. Within thirty (30) days after the Executive receives notice of any claim or action which may give rise to the application of this section, the Executive shall notify the Company or its counsel in writing of the claim or action with a copy thereof. The Executive’s failure to timely notify the Company of the claim or action will relieve the Company from any obligation to the Executive under this section. The Executive will reasonably assist the Company in the defense of any action. The Company will not indemnify Executive for any intentional acts or misconduct engaged in by Executive, including, but not limited to, any acts which could result in cause termination pursuant to section 5 above.
     9. Change of Control.
          (a) A “ Change of Control” shall mean the occurrence of any one of the following events:
                    (i) during the Term, a majority of the Directors on the Board as of the Effective Date (the “Incumbent Board”) no longer comprises a majority of the Board of Directors of the Company; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Section 7(a)(i), considered as though such person were a member of the Incumbent Board; or
                    (ii) any “person,” as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (other than the Executive or entities controlled by the Executive), becomes a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under that act, of twenty-five percent (25%) or more of the voting power of the Company; or
                    (iii) all or substantially all of the assets or business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting power of the Company, all of the voting power or other ownership interests of the entity or entities, if any, that succeed to the business of the Company);
          (b) The Company and the Executive hereby agree that if the Executive is in the employ of the Company on the date on which a Change of Control occurs (the “Change of Control Date”), the Company will continue to employ the Executive and the Executive will remain in the employ of the Company for the period commencing on the Change of Control Date and ending on the expiration of the Term, to exercise such authority and perform such executive duties as are commensurate with the authority being exercised and duties being performed by the Executive immediately prior to the Change of Control Date.
          (c) During the remaining Term after the Change of Control Date, the Company will (i) continue to honor the terms of this Agreement, including the Base Salary and other compensation set forth in Section 3 above, (ii) continue employee benefits as set forth in Section 4 above at levels in effect on the Change of Control Date; and (iii) immediately vest and accrue all outstanding stock options, restricted stock and other securities instruments as detailed in Section 3 above (all subject to such reductions as may be required to maintain such plans in compliance with applicable federal law regulating employee benefits in the wake of a change of control).
     10. Severability. If any provision of this Agreement is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding.
     11. Notice. Notices given pursuant to the provisions of this Agreement shall be sent by certified mail, postage prepaid, or by overnight courier, or telecopier to the following addresses:

To the Company:	3340 Peachtree Road, NE Suite 2250 Atlanta, GA 30326

To the Executive:
     Either party may, from time to time, designate any other address to which any such notice to it or him shall be sent. Any such notice shall be deemed to have been delivered upon the earlier of actual receipt or four days after deposit in the mail, if by certified mail.

     12. Miscellaneous.
          (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida and the sole and exclusive venue for any litigation arising out of this contract will be the circuit court in Hillsborough County, Florida.
          (b) Waiver/Amendment. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.
          (c) Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and replaces and supersedes any prior agreements or understandings.
          (e) Facsimiles/PDF’s/Counterparts. This Agreement may be executed in counterparts, all of which shall constitute one and the same instrument. Facsimile copies and electronic Portable Document Format files of executed signature pages will be deemed original for all purposes.
     IN WITNESS WHEREOF, the Company and the Executive have duly executed this Employment Agreement as of the date first above written.

COMPANY:

PREMIER EXHIBITIONS, INC.

By:	/s/ Brian Wainger

Its:	Corporate Secretary

EXECUTIVE:

/s/ Kelli Kellar

Kelli Kellar